EXTENSION AGREEMENT
July 7, 2019
Citibank, N.A., as Administrative Agent under the Credit Agreement referred to below
Ladies and Gentlemen:
The undersigned hereby agrees to extend, effective July 7, 2019, the Maturity Date under the Credit Agreement dated as of July 7, 2017 among Molson Coors Brewing Company, the Initial Borrowing Subsidiaries and other Borrowing Subsidiaries from time to time party thereto, the Lenders and Issuing Banks from time to time party thereto and Citibank, N.A., as Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), for one year to July 7, 2024. Terms defined in the Credit Agreement are used herein with the same meaning.
This Extension Agreement is subject to satisfaction of the conditions set forth in Section 2.08(f) of the Credit Agreement.
This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Nicholas Cheng
Name:	Nicholas Cheng
Title:	Director

[Signature Page to Extension Agreement – Molson Coors (2019)]

MUFG BANK, LTD. (formerly known as The Bank of Tokyo Mitsubishi UFJ, Ltd.), as an Issuing Bank and a Lender

By:	/s/ Steve Aronowitz
Name:	Steve Aronowitz
Title:	Managing Director

[Signature Page to Extension Agreement – Molson Coors (2019)]

Bank of Montreal

By:	/s/ Chad Beltz
Name:	Chad Beltz
Title:	Vice President

[Signature Page to Extension Agreement – Molson Coors (2019)]

GOLDMAN SACHS BANK USA

By:	/s/ Annie Carr
Name:	Annie Carr
Title:	Authorized Signatory

[Signature Page to Extension Agreement – Molson Coors (2019)]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Julia Ivanova
Name:	Julia Ivanova
Title:	Authorized Signatory

[Signature Page to Extension Agreement – Molson Coors (2019)]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Tony Yung
Name:	Tony Yung
Title:	Executive Director

[Signature Page to Extension Agreement – Molson Coors (2019)]

COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:	/s/ Claire Laury
Name:	Claire Laury
Title:	Executive Director

By:	/s/ Erin Scott
Name:	Erin Scott
Title:	Vice President

[Signature Page to Extension Agreement – Molson Coors (2019)]

LLOYDS BANK CORPORATE MARKETS PLC

By:	/s/ Kamala Basdeo
Name:	Kamala Basdeo
Title:	Assistant Manager

By:	/s/ Tina Wong
Name:	Tina Wong
Title:	Assistant Manager

[Signature Page to Extension Agreement – Molson Coors (2019)]

THE BANK OF NOVA SCOTIA

By:	/s/ Winston Lua
Name:	Winston Lua
Title:	Director

[Signature Page to Extension Agreement – Molson Coors (2019)]

The Northern Trust Company

By:	/s/ Molly Drennan
Name:	Molly Drennan
Title:	Senior Vice President

[Signature Page to Extension Agreement – Molson Coors (2019)]

Agreed and accepted:

MOLSON COORS BREWING COMPANY

By:	/s/ Michael Rumley
Name:	Michael Rumley
Title:	Vice President Treasurer

[Signature Page to Extension Agreement – Molson Coors (2019)]

CITIBANK, N.A., as Administrative Agent and Lender

By:	/s/ Carolyn Kee
Name:	Carolyn Kee
Title:	Vice President
Title:

[Signature Page to Extension Agreement – Molson Coors (2019)]